Exhibit 10.104

Execution Version

Eleventh Amendment
to
Receivables Purchase Agreement

This Eleventh Amendment to Receivables Purchase Agreement, dated as of December 13, 2021 (this “Amendment”), to the Receivables Purchase Agreement, dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013, the Second Amendment to Receivables Purchase Agreement, dated as of December 13, 2013, the Third Amendment to Receivables Purchase Agreement, dated as of December 12, 2014, the Fourth Amendment to Receivables Purchase Agreement, dated as of December 11, 2015, the Fifth Amendment to Receivables Purchase Agreement, dated as of December 9, 2016, the Sixth Amendment to Receivables Purchase Agreement, dated as of December 8, 2017, the Seventh Amendment to Receivables Purchase Agreement, dated as of December 7, 2018, the Eighth Amendment to Receivables Purchase Agreement, dated as of December 6, 2019, the Ninth Amendment to Receivables Purchase Agreement, dated as of April 22, 2020, and the Tenth Amendment to Receivables Purchase Agreement, dated as of April 21, 2021 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), each by and among Targa Receivables LLC, as seller (the “Seller”), Targa Resources Partners LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various Conduit Purchasers party thereto from time to time, the various Committed Purchasers party thereto from time to time, the various Purchaser Agents party thereto from time to time, the various LC Participants party thereto from time to time, and PNC Bank, National Association, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC Bank, is by and among the parties listed above. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

Recitals

Whereas, subject to the terms hereof, the parties to the Agreement wish to make certain amendments to the Agreement as provided herein.

Now Therefore, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.Amendments to Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Agreement shall be, and it hereby is, amended as follows:
1.1.The following new defined term is hereby added to Exhibit I to the Agreement in alphabetical order to read as follows:

Eleventh Amendment to RPA (Targa) 4858-4918-2469 v4.docx

4223608

“Parent” means Targa Resources Corp., a Delaware corporation.

1.2.Section 2(a) of Exhibit IV to the Agreement is hereby amended and restated in its entirety to read as follows:

(a)Financial and Receivables Reporting. Targa will maintain or cause to be maintained proper books of record and account, in which entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Targa, and Targa shall furnish or cause to be furnished to the Administrator and each Purchaser Agent or, in the case of any of clauses (i) or (ii) below, make publicly available:

(i)Annual Reporting. As soon as available, but in any event within 30 days after the date on which the Parent is required under Securities Laws to file a Form 10-K annual report (without giving effect to any extension permitted by the SEC) for each fiscal year of the Parent, a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related Consolidated statements of income or operations, partners’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and such Consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(ii)Quarterly Reporting. As soon as available, but in any event within 30 days after the date on which the Parent is required under Securities Laws to file a Form 10-Q quarterly report (without giving effect to any extension permitted by the SEC) for each of the first three fiscal quarters of each fiscal year of the Parent (commencing with the fiscal quarter ended March 30, 2022), a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related Consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and the related Consolidated statements of cash flows and partners’ equity for the portion of the Parent’s fiscal year then ended, all in reasonable detail and prepared in accordance with GAAP and such Consolidated statements to be certified by the chief financial officer, chief accounting officer, treasurer or controller of the Parent as fairly presenting the financial condition, results of operations, partners’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(iii)Information Packages and Daily Reports.  As soon as available and in any event not later than two Business Days prior to each Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month.  If a Termination Event has occurred and is continuing, on each Business Day, a Daily Report as of the immediately preceding Business Day.

Section 2.Representations and Warranties of the Seller and Targa.  (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Amendment.

Section 3.Agreement in Full Force and Effect, as Amended. All of the terms and conditions of the Agreement shall remain in full force and effect, as amended by this Amendment. All references to the Agreement in the Agreement or any other document or instrument shall be deemed to mean the Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment with respect thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

Section 4.Effectiveness. This Amendment shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of counterparts of this Amendment executed by the Seller, the Servicer, the Administrator, each Purchaser Agent, each LC Bank, each LC Participant and each Purchaser.

Section 5.Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts (including by way of facsimile or electronic transmission), each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 6.Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW

PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By: /s/ Scott Rogan

Scott Rogan

Senior Vice President – Finance and Treasurer

[Signature Page to Eleventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

TARGA RESOURCES PARTNERS LP, as Servicer

By:	Targa Resources GP LLC, its general partner

By: /s/ Scott Rogan

Scott Rogan

Senior Vice President – Finance and Treasurer

[Signature Page to Eleventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Imad Naja

Name: Imad Naja

Title:   Senior Vice President

[Signature Page to Eleventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group and as a Committed Purchaser

By: /s/ Imad Naja

Name: Imad Naja

Title:   Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank

By: /s/ Imad Naja

Name: Imad Naja

Title:   Senior Vice President

[Signature Page to Eleventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group and as a Committed Purchaser

By: /s/ Dale Abernathy

Name: Dale Abernathy

Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Participant

By: /s/ Dale Abernathy

Name: Dale Abernathy

Title: Director

[Signature Page to Eleventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

REGIONS BANK, as Purchaser Agent for the Regions Bank Purchaser Group and as a Committed Purchaser

By: /s/ Cecil Noble

Name: Cecil Noble

Title: Managing Director

REGIONS BANK, as an LC Participant

By: /s/ Cecil Noble

Name: Cecil Noble

Title: Managing Director

[Signature Page to Eleventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]